Intangible assets	12 Months Ended
Mar. 31, 2022
Intangible assets and goodwill [abstract]
Intangible assets	Intangible assets

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other intangible assets	Software	Total
Opening balance as of April 1, 2021	477,865	45,974	667,697	9,724	125,810	1,327,070
Acquisition of subsidiaries	7,829	—	—	—	1,236	9,065
Purchases	—	—	1,331	418	17,093	18,842
Disposals	—	—	—	(7)	(926)	(933)
Reclassifications	—	—	—	95	(95)	—
Exchange differences	1,991	51	117	17	1,106	3,282
Accumulated acquisition values	487,685	46,025	669,145	10,247	144,224	1,357,326

Opening balance as of April 1, 2021	—	(19,387)	(606,140)	(7,338)	(62,891)	(695,756)
Amortization	—	(2,237)	(47,222)	(1,024)	(20,680)	(71,163)
Disposals	—	—	—	7	468	475
Exchange differences	—	—	(41)	8	(813)	(846)
Accumulated amortization	—	(21,624)	(653,403)	(8,347)	(83,916)	(767,290)

Opening balance as of April 1, 2021	(1,975)	—	—	(498)	(3,462)	(5,935)
Impairment	—	—	—	—	(543)	(543)
Reversal of impairment	—	—	—	—	95	95
Disposals	—	—	—	—	458	458
Exchange differences	(88)	—	—	—	3	(85)
Accumulated impairment	(2,063)	—	—	(498)	(3,449)	(6,010)

Net book value as of March 31, 2022	485,622	24,401	15,742	1,402	56,859	584,026

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other int. assets	Software	Total
Opening balance as of April 1, 2020	411,538	45,795	666,021	9,240	101,908	1,234,502
Acquisition of subsidiaries	63,776	—	—	1	5,223	69,000
Purchases	—	—	1,892	1,177	16,670	19,739
Disposals	—	—	(634)	(895)	(1,430)	(2,959)
Exchange differences	2,551	179	418	201	3,439	6,788
Accumulated acquisition values	477,865	45,974	667,697	9,724	125,810	1,327,070

Opening balance as of April 1, 2020	—	(17,150)	(533,549)	(7,277)	(40,425)	(598,401)
Amortization	—	(2,237)	(72,752)	(855)	(21,049)	(96,893)
Disposals	—	—	256	864	947	2,067
Exchange differences	—	—	(95)	(70)	(2,364)	(2,529)
Accumulated amortization	—	(19,387)	(606,140)	(7,338)	(62,891)	(695,756)

Opening balance as of April 1, 2020	(2,027)	—	—	(498)	(2,574)	(5,099)
Impairment	—	—	(356)	—	(874)	(1,230)
Disposals	—	—	356	—	—	356
Exchange differences	52	—	—	—	(14)	38
Accumulated impairment	(1,975)	—	—	(498)	(3,462)	(5,935)

Net book value as of March 31, 2021	475,890	26,587	61,557	1,888	59,457	625,379

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other int. assets	Software	Total
Opening balance as of April 1, 2019	413,499	45,941	660,325	7,999	81,024	1,208,788
Purchases	—	—	6,059	1,406	24,716	32,181
Disposals	—	—	—	(11)	(762)	(773)
Reclassifications	—	—	—	17	(3)	14
Exchange differences	(1,961)	(146)	(363)	(171)	(3,067)	(5,708)
Accumulated acquisition values	411,538	45,795	666,021	9,240	101,908	1,234,502

Opening balance as of April 1, 2019	—	(14,913)	(462,288)	(6,166)	(25,641)	(509,008)
Amortization	—	(2,237)	(71,325)	(1,203)	(17,165)	(91,930)
Disposals	—	—	—	10	586	596
Adjustments due to changes in accounting policies	—	—	(2)	—	—	(2)
Exchange differences	—	—	66	82	1,795	1,943
Accumulated amortization	—	(17,150)	(533,549)	(7,277)	(40,425)	(598,401)

Opening balance as of April 1, 2019	(2,109)	—	—	(498)	(1,551)	(4,158)
Impairment	—	—	—	—	(1,023)	(1,023)
Exchange differences	82	—	—	—	—	82
Accumulated impairment	(2,027)	—	—	(498)	(2,574)	(5,099)

Net book value as of March 31, 2020	409,511	28,645	132,472	1,465	58,909	631,002

Goodwill
Management reviews the business performance from a product perspective. TFSS, AVPS and CRTS have been identified as the main product groups and the Group's operating segments. Goodwill is monitored by management at the operating segment level for TFSS and AVPS, and at the ZigZag and Yocuda businesses level for CRTS. The following is a summary of goodwill allocation for each operating segment / business:

(EUR thousand)	As of March 31
Goodwill	2022	2021	2020
TFSS	361,879	361,470	360,311
AVPS	51,271	50,497	49,200
ZigZag	64,540	63,923	—
Yocuda	7,932	—	—
Total	485,622	475,890	409,511
TFSS and AVPS
The recoverable amount of the Cash Generating Units (CGU) has been determined based on value-in-use calculations. These calculations use pre-tax cash flow projections based on management’s current view at the time of the analysis. Cash flows beyond the 5-years period are extrapolated using an estimated growth rate stated below.
In determining the forecasts for TFSS and AVPS CGUs over the 5-years period within the value-in-use calculation, we applied estimated recovery percentages against actual revenues achieved during the pre-COVID-19 period (January to December 2019), as opposed to utilizing the growth rates of the past two fiscal years.
The key assumptions used for the value-in-use calculations are as follows:
•Pre-tax discount rate of 8.66% (7.79% as of March 31, 2021, 9.91% as of March 31, 2020), for both CGU´s.
•For the purpose of the goodwill impairment test, the Group assumed a COVID-19 impact on near-term industry volumes, followed by a recovery. In particular, based on a combination of internal and external data such as airline industry reports, a near-total recovery to pre-COVID-19 revenue levels was assumed for the last quarter of the financial year ending March 31, 2024, with an assumed average growth rate of 11.4% in the subsequent three financial years.
When considering the severity and duration of the assumptions for the first two financial years after March 31, 2022, the Company considered historical travel disruptions (e.g., natural disasters, terrorist attacks, civil unrest, and public health issues like SARS and MERS), as well as the information available regarding the impact of COVID-19.
In all historical disruptions, growth resumed and revenues recovered to pre-disruption levels, as a result of a normalization of travel demand and longer-term structural growth drivers. In these prior travel disruptions, the recovery usually occurred within months or quarters. In recognition that the COVID-19 pandemic is more severe than these precedents, management assumed both a longer recovery period (i.e., more than one year) and a larger impact to near-term cash flows as compared with these precedents.
•After the business plan period, an assumed long-term growth rate of 2% has been applied, which is identical to the one applied as of March 31, 2021, and as of March 31, 2020.
Though the TFSS and AVPS segments offer different solutions, the underlying driver of both is international travel and extra-regional transactions. As such, the same key assumptions have been applied to both CGUs.
As of March 31, 2022, and with respect to the TFSS segment, the headroom was EUR1,441.8 million, with the percentage by which the TFSS recoverable amount exceeded the carrying value being 476%. With respect to the AVPS segment, the headroom was EUR231.3 million, with the percentage by which the AVPS recoverable amount exceeded the carrying value being 444%.
The calculations and the cash flow projections are stress-tested using a sensitivity analysis; such analysis is a key element when there are changes to the circumstances, such as the ongoing impact of COVID-19. Changes of the parameters, including, a 30% increase in the discount rate, or a 30% reduction in the Debt-Free Cash Flow (“DFCF”) over the five-year period or no revenue for the fiscal year ending March 31, 2023, would not result in an impairment given the headroom. The directors and management have considered and assessed reasonably possible changes for other key assumptions and have not identified any instances that could cause the carrying amount of either the TFSS or the AVPS CGUs to exceed their recoverable amounts.
CRTS
Goodwill allocated in total to CRTS amounts to EUR72.5 million. Management has identified two CGUs, namely ZigZag and Yocuda, with corresponding goodwill of EUR64.5 million and EUR7.9 million respectively. As the goodwill attributed to Yocuda represents less than 2% of the total Group goodwill, only information relating to ZigZag is presented below. Nevertheless, similar to the TFSS and AVPS cases, the directors and management have considered and assessed reasonably possible changes for key assumptions and have not identified any instances that could cause the carrying amount of the Yocuda CGU to exceed its recoverable amount.
ZigZag
In the case of ZigZag, the recoverable amount of the CGU has been assessed based on the fair value less cost of disposal of the underlying assets. This has been determined based on a market approach utilizing 2022 and 2021 trading multiples of comparable companies, calculated as enterprise value divided by projected 2022 revenue based on recent private transactions. Given the business profile of ZigZag, management considered comparable companies to be those with exposure to eCommerce and logistics, with a high growth profile and of a similar size.
Taking into consideration that ZigZag is a start-up operating at a loss until March 31, 2022, management deemed the revenue multiple as the key valuation metric. Adjusted EBITDA and net income multiples were not considered, given (i) ZigZag is a start-up operating at a loss as at March 31, 2022 and (ii) several of the peers are expected to be similarly operating at a loss.
The implied median 2022 revenue multiple for the peer group of ZigZag is approximately 5.8x (when the agreed valuation of ZigZag upon acquisition, including the earn-out, implied, when divided by its then projected 2021 revenue, a revenue multiple of approximately 4x), when the values for the peer group ranged from 4.6x to 14.7x, resulting in a derived fair value less cost of disposal that exceeded the carrying amount by EUR79.4 million, with the percentage by which the ZigZag recoverable amount exceeded the carrying value being 217%.
The sensitivity analysis for ZigZag showed that the recoverable amount would equate to the carrying amount of ZigZag if the 2022 revenue projections or comparable peer revenue multiple would be decreased by approximately 50% or became 2.6x, respectively. Apart from what is disclosed above, the directors and management have considered and assessed reasonably possible changes in assumptions, and have not identified any instances that could cause the carrying amount of the ZigZag CGU to exceed its recoverable amount.
Trademarks
Trademarks are classified as intangible assets either with a definite or indefinite useful life.
As part of business combinations in 2012, when Silver Lake and Partners Group acquired Global Blue Group and in 2016, when Global Blue acquired Currency Select, new intangibles were identified and defined as trademarks. The fair value of trademarks was determined by calculating their value-in-use with the "Relief from Royalty" method. The assets will be fully amortized by July 2032.
No impairment tests have been performed for trademarks as there were no impairment indicators identified.
Customer Relationships
As part of business combinations in 2012 and 2016 new intangibles were identified and collectively defined as customer relationship contracts. The customer relationships have been split across the operating segments as follows:

(EUR thousand)	As of March 31
Customer relationships	2022	2021	2020	PPA initial valuation
TFSS	10,562	53,135	117,479	610,789
AVPS	2,112	3,698	8,090	44,256
Total	12,674	56,833	125,569	655,045
No impairment tests have been performed for customer relationships as there were no impairment indicators identified.
TFSS and AVPS Customer relationships contain different types of customers, categorized based on revenue and footprint or services offered. The expected economic life for the customer relationship contracts is between 9 and 20.5 years, driven by these varying types of customer relationships within the TFSS and AVPS operating segments. These will be fully amortized by September 2036.

Other intangible assets
Other intangibles include licenses acquired and software purchased from external parties.
Software
Software consists of IT software internally developed for TFSS and AVPS businesses, the platform software, that has been acquired in respect of the Currency Select acquisition in the financial year ended March 31, 2016 with an initial fair value of EUR17.9 million and CRTS software, that has been acquired in respect of the ZigZag and Yocuda acquisitions in the financial years ended March 31, 2021 and March 31, 2022, respectively, with an initial fair value of EUR5.2 million and EUR1.2 million, respectively. Both platforms are being amortized over a 5-year period.